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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2003

                            THE BON-TON STORES, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

  Pennsylvania                       0-19517                      23-2835229
------------------              -----------------             ------------------
(State or Other                 (Commission File              (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

         2801 E. Market Street
           York, Pennsylvania                                         17402
----------------------------------------                        ----------------
(Address of Principal Executive Offices)                           (Zip Code)

        Registrants telephone number, including area code: (717) 757-7660

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 24, 2003, pursuant to the Agreement and Plan of Merger dated as of September 15, 2003 (the "Merger Agreement"), among The Bon-Ton Stores, Inc. ("Bon-Ton"), The Elder-Beerman Stores Corp. ("Elder-Beerman") and Elder Acquisition Corp., an indirect wholly-owned subsidiary of Bon-Ton ("Merger Sub"), Merger Sub was merged with and into Elder-Beerman with Elder-Beerman continuing as the surviving corporation and as an indirect wholly-owned subsidiary of Bon-Ton (the "Merger"). Elder-Beerman is headquartered in Dayton, Ohio and operates 69 department and home furniture stores in Ohio, West Virginia, Indiana, Michigan, Illinois, Iowa, Kentucky, Wisconsin and Pennsylvania. A copy of the Merger Agreement is attached as Exhibit (d)(1) to the Schedule TO filed by Bon-Ton with the Securities and Exchange Commission ("SEC") on September 23, 2003 and is incorporated herein by reference.

         Prior to the Merger, Merger Sub had acquired 10,892,494 shares of Elder-Beerman common stock, representing approximately 94% of the outstanding Elder-Beerman common stock, pursuant to a tender offer for all of the outstanding shares of Elder-Beerman common stock (the "Offer"). The consideration paid pursuant to the Offer was $8.00 in cash per share of Elder-Beerman common stock. Pursuant to the Merger Agreement, as a result of the Merger, each share of Elder-Beerman common stock outstanding at the effective time of the Merger was converted into the right to receive $8.00 in cash. On October 23, 2003, there were 11,585,457 shares of Elder-Beerman common stock outstanding. Following consummation of the Merger, the Elder-Beerman common stock was delisted from Nasdaq. As described below in Item 5 of this Current Report on Form 8-K, Bon-Ton financed the transaction through debt financing obtained from General Electric Capital Corporation ("GECC") and equity financing obtained from Tim Grumbacher, the Chairman and Chief Executive Officer of Bon-Ton.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         In order to finance the purchase of all of the shares pursuant to the Offer, refinance certain debt of Bon-Ton, Elder-Beerman and their respective subsidiaries, provide for working capital and pay fees and expenses related to the Offer and the Merger, Bon-Ton used a combination of cash on hand and new debt and equity financing. Bon-Ton obtained debt financing from GECC and certain other lenders pursuant to the terms of the Second Amended and Restated Credit Agreement dated as of October 24, 2003 among GECC, The Bon-Ton Department Stores, Inc., Elder-Beerman and the other credit parties and lenders parties thereto (the "Credit Facility"). The Credit Facility provides for revolving and term loans in an aggregate amount of $325 million. In addition, Bon-Ton obtained equity financing in an aggregate amount of $6.5 million from Tim Grumbacher, the Chairman and Chief Executive Officer of Bon-Ton, pursuant to a Stock Purchase Agreement dated as of October 23, 2003 between Bon-Ton and Mr. Grumbacher (the "Stock Purchase Agreement"). Under the terms of the Stock Purchase Agreement, Mr. Grumbacher purchased 476,890 newly issued shares of Bon-Ton common stock. In connection with Mr. Grumbacher's purchase of common stock pursuant to the Stock Purchase Agreement, on October 31, 2003, Bon-Ton and Mr. Grumbacher also entered into a Registration Rights Agreement (the "Registration Rights Agreement") with respect to such shares of common stock. A copy of the Credit Facility is attached hereto as Exhibit 99.1, a copy of the Stock Purchase Agreement is attached hereto as Exhibit 99.2 and a copy of the Registration Rights Agreement is attached hereto as Exhibit 99.3. In addition to financing the Offer and the Merger consideration, the Credit Facility will be used for general corporate and working capital purposes of Bon-Ton and its subsidiaries.

         In conjunction with and in order to permit the consummation of the Offer and the Merger, the Bon-Ton and Elder-Beerman accounts receivable securitization facilities were amended to provide an aggregate

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financing of $250 million pursuant to the following agreements: Master Amendment to Receivables Purchase Agreement dated as of October 24, 2003 (the "Master Amendment") among The Bon-Ton Receivables Partnership, L.P., BTRGP, Inc., Falcon Asset Securitization Corporation, Charta, LLC, EagleFunding Corporation, certain financial institutions party thereto as investors, Bank One, NA, Citicorp North America, Inc. and Fleet Securities, Inc.; Amendment No. 1 to Transfer Agreement dated as of October 24, 2003 ("Amendment No. 1") by and between The Bon-Ton Department Stores, Inc. and The Bon-Ton Receivables Partnership, L.P.; Omnibus Amendment No. 1 dated as of October 24, 2003 (the "Omnibus Amendment") among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Deutsche Bank Trust Company Americas, Citicorp North America, Inc., Citibank, N.A., CRC Funding,
LLC, Fleet Securities, Inc., Fleet National Bank, EagleFunding Corporation, Bank One, NA and Falcon Asset Securitization Corporation; and a Waiver Letter dated as of October 24, 2003 (the "Waiver Letter") among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Citicorp North America, Inc., Fleet Securities, Inc., CRC Funding, LLC, EagleFunding Corporation, Citibank, NA,
Fleet National Bank and Deutsche Bank Trust Company Americas. The Master Amendment is attached hereto as Exhibit 99.4, Amendment No. 1 is attached hereto as Exhibit 99.5, the Omnibus Amendment is attached hereto as Exhibit 99.6 and the Waiver Letter is attached hereto as Exhibit 99.7.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  (1) The historical consolidated financial statements of Elder-Beerman including Elder-Beerman's consolidated balance sheets as of February 1, 2003 and February 2, 2002 and the consolidated statements of income, cash flows and shareholders' equity for the three fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001 are attached hereto as Exhibit 99.8.

                  (2) The unaudited consolidated financial statements of Elder-Beerman including Elder-Beerman's unaudited consolidated balance sheet at August 2, 2003 and the unaudited consolidated statements of income and cash flows for the twenty-six week periods ended August 2, 2003 and August 3, 2002 are attached hereto as
                           Exhibit 99.9.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required to be filed by this item will be filed in an amendment to this Current Report on Form 8-K not later than 60 days after November 8, 2003, the date that this Current Report on Form 8-K was required to be filed.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger dated as of September 15, 2003 by and among The Bon-Ton Stores, Inc., The Elder-Beerman Stores Corp. and Elder Acquisition Corp. (incorporated herein by reference to Exhibit
                           (d)(1) to the Schedule TO filed by The Bon-Ton Stores, Inc. with the SEC on September 23, 2003).

                  23.1     Consent of Deloitte & Touche LLP.

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                  99.1     Second Amended and Restated Credit Agreement dated as
                           of October 24, 2003 among General Electric Capital Corporation, The Bon-Ton Department Stores, Inc., Elder-Beerman and the other credit parties and lenders parties thereto.

                  99.2 Stock Purchase Agreement dated as of October 23, 2003 between The Bon-Ton Stores, Inc. and Tim Grumbacher.

                  99.3 Registration Rights Agreement dated as of October 31, 2003 between The Bon-Ton Stores, Inc. and Tim Grumbacher.

                  99.4 Master Amendment to Receivables Purchase Agreement dated as of October 24, 2003 among The Bon-Ton Receivables Partnership, L.P., BTRGP, Inc., Falcon Asset Securitization Corporation, Charta, LLC and EagleFunding Corporation, certain financial institutions party thereto as investors, Bank One, NA, Citicorp North America, Inc. and Fleet Securities, Inc.

                  99.5 Amendment No. 1 to Transfer Agreement dated as of October 24, 2003 by and between The Bon-Ton Department Stores, Inc. and The Bon-Ton Receivables Partnership, L.P.

                  99.6 Omnibus Amendment No. 1 dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Deutsche Bank Trust Company Americas, Citicorp North America, Inc., Citibank, N.A., CRC Funding, LLC, Fleet Securities, Inc., Fleet National Bank, EagleFunding Corporation, Bank One, NA and Falcon Asset Securitization Corporation.

                  99.7 Waiver Letter dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Citicorp North America, Inc., Fleet Securities, Inc., CRC Funding, LLC, EagleFunding Corporation, Citibank, NA, Fleet National Bank and Deutsche Bank Trust Company Americas.

                  99.8 Historical consolidated financial statements of Elder-Beerman including Elder-Beerman's consolidated balance sheets as of February 1, 2003 and February 2, 2002 and the consolidated statements of income, cash flows and shareholders' equity for the three fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001.

                  99.9 Unaudited consolidated financial statements of Elder-Beerman including Elder-Beerman's unaudited consolidated balance sheet at August 2, 2003 and the unaudited consolidated statements of income and cash flows for the twenty-six week periods ended August 2, 2003 and August 3, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      The Bon-Ton Stores, Inc.

                                      By: /s/ Keith E. Plowman
                                          --------------------------------------
                                               Keith E. Plowman
                                               Senior Vice President - Finance
                                               and Principal Accounting Officer

Dated: November 7, 2003